UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2021

WESTWATER RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33404	75-2212772
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6950 S. Potomac Street, Suite 300 Centennial, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-0516

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	WWR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 2, 2021, Westwater Resources, Inc. (the “Company”) appointed Chad M. Potter as the Company’s Chief Operating Officer.

Mr. Potter, 46, joins the Company from American Consolidated Industries, Inc., a producer of steel products, where he served as Chief Operating Officer and Vice President of Operations from April 2019 to August 2021. Prior to his time at American Consolidated Industries, Inc., Mr. Potter served in various roles at Nucor Steel Corporation (NYSE: NUE), a producer of steel and related products, from July 2004 to February 2019, including as Chief Executive Officer for Nucor-JFE Steel Mexico, a joint venture between Nucor Steel Corporation and JFE Steel Corporation, and as Division Controller of Nucor Steel Decatur, LLC. Before joining Nucor Steel Corporation, Mr. Potter held various operations and accounting roles at Hobart Corporation (2001-2004), Park Electrochemical Corporation (NYSE: PKE) (1999-2001) and Hypercom (1995-1999). Mr. Potter holds an M.B.A. from Morehead State University and earned his B.S. in Business from Wright State University.

There are no family relationships between Mr. Potter and any of the Company’s directors or executive officers. There have been no related party transactions involving Mr. Potter (or any of his immediate family members) required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Upon the commencement of his role as Chief Operating Officer, Mr. Potter will be entitled to an annual base salary of $250,000. Mr. Potter will also be eligible to participate in the Company’s short-term incentive plan and long-term incentive plan for cash and equity bonuses, respectively, each equal to 40% of his annual base salary, subject in part to the achievement of certain performance goals.

Mr. Potter was awarded restricted stock units with a grant date fair value of $55,000, which vest on the second anniversary of Mr. Potter’s start date, subject to continued service with the Company.

Item 7.01Regulation FD Disclosure.

On August 2, 2021, the Company issued a press release announcing the appointment of Mr. Potter as the Company’s Chief Operating Officer. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1.

The information in this Item 7.01, including the press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference to such filing.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Press release, dated August 2, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2021

WESTWATER RESOURCES, INC.

By:      /s/ Jeffrey L. Vigil

Name:Jeffrey L. Vigil

Title:Vice President–Finance and Chief Financial Officer